Exhibit 99.4

Grant Park Fund Class A, B, Global 1 and Global 3 Units Monthly Performance Report April 2011 Consider Your alternatives Invest smarter GRANT PARK FUND DCM Brokers, LLC This sales and advertising literature must be read in Member FINRA/SIPC and risks of the offering of securities to which it Servicing Agent this offering. This is neither an offer to sell nor a 626 W. Jackson, Suite only by 600 the prospectus. The information in this document Chicago, IL 60661 onfidential This communication and is intended isc solely for the information of

2 Grant Park Fund Performance Report April 2011 Market Commentary: April 2011 Grains/Foods:Corn prices rose nearly economic9% due torecoverytwo factors:and putpoor weather forecasts in major U.S.andandSwissEuropeanfrancfarmingstrengthenedregions increased corn demand from ethanolthat producers.monetary policySugar shiftsprices in sharply based on strong productioncounterparts.forecasts from Thailand, second-largest exporter. Equities:North American and European Metals:Precious metals markets movedpredominantlysteadily higher,onfueled buying by investors seeking to thehedgefirstagainstquarter.U.S. Japanesedollar Safe-haven buying caused by thehighereconomicdue situationto heavy buyingJapanby political unrest in the Middle lowEastshareand Africaprices alsocausedplayedby a driving precious metals marketsSenghigher.indexCopperfell duepricesto concerns forecasts for weaker industrialhikesdemandwhichcausedcouldby hinderthe recentthe earthquake and potential interest Fixed rate Income:U.S. hikes Treasury in China. markets Currencies:The U.S. dollar weakened unexpectedagainst globalrise counterpartsin jobless on concerns about economic growthThe incurrentthe U.crisisS. Weakeventsemploymentin data and reports from Standard Africa& Poor’scombinedcalled toforsupporta prolonged (Closed to New Investment)2000 2001 2002 2003 2004 2005 A Units 11.0% 7.0% 15.3%20.0% -7.6%-3.4% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.5% -3.3% 4.1% 9.5% -0.8%-2.9%-3.7% 2.2% -1.1%-0.6% 3.6% -0.9%9.1% 2007 1.3% -4.2%-4.6% 5.2% 4.6% 4.2% -3.7%-3.7% 8.8% 5.2% -0.7% 0.6% 12.6% 2008 2.5% 9.7% -0.6%-0.1% 2.1% 3.1% -5.1%-2.4% 1.3% 4.8% 2.8% 1.1% 19.9% 2009 -0.9%-0.8%-3.3%-1.7% 1.6% -3.4%-1.3% 1.1% 1.2% -2.6% 4.2% -3.6%-9.2% 2010 -8.0% 0.6% 4.1% 1.8% -3.8%-0.2%-1.7% 2.8% 3.2% 4.3% -2.6% 4.6% 4.5% 2011 -0.5% 2.3% -2.5% 3.8% 3.0% to New Investment) 2003 2004 2005 B Units(Closed 7.7% -8.4%-4.3% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.4% -3.4% 4.0% 9.4% -0.9%-2.9%-3.7% 2.1% -1.2%-0.7% 3.5% -0.9%8.3% 2007 1.2% -4.3%-4.6% 5.2% 4.5% 4.1% -3.8%-3.8% 8.7% 5.2% -0.7% 0.6% 11.8% 2008 2.4% 9.6% -0.7%-0.2% 2.0% 3.0% -5.1%-2.5% 1.2% 4.7% 2.7% 1.0% 18.9% 2009 -1.0%-0.9%-3.3%-1.8% 1.6% -3.5%-1.3% 1.1% 1.1% -2.6% 4.2% -3.6%-9.9% 2010 -8.0% 0.6% 4.0% 1.7% -3.9%-0.3%-1.7% 2.7% 3.2% 4.3% -2.6% 4.5% 3.8% 2011 -0.6% 2.2% -2.5% 3.7% 2.7% Global 1 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.3%2.0% -3.2%-1.3%1.1% 1.2% -3.2%3.8% -4.2%-4.3% 2010 -7.8%0.7% 3.7% 1.5% -2.2%0.3% -2.5%2.7% 2.0% 3.7% -2.1%3.6% 2.9% 2011 -0.7%2.0% -1.9%2.9% 2.3% Global 3 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.4% 1.8% -3.5%-1.4% 0.9% 1.0% -3.4% 3.5% -4.4%-6.0% 2010 -8.0% 0.5% 3.4% 1.3% -2.4% 0.1% -2.7% 2.5% 1.8% 3.5% -2.3% 3.4% 0.7% 2011 -0.9% 1.8% -2.0% 2.8% 1.5% ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund Performance3 A and B Units Global Units Trading Performance by Sector Trading Performance by Sector Performance reported is gross of fees and Performanceexpenses. reported is Monthly Exposure by Sector Monthly Exposure by Sector Sector Positions at Month-End Sector Positions at Month-End Understand your Risks Performance can be volatile and you could lose all or No secondary market exists for Grant Park. Additionally, early redemption fees during the first year for some Trading in the futures markets, from a macro perspective, opposite loss. Grant Park therefore bears the risk that, on Commodity futures trading may be illiquid. An investment in Grant Park is speculative and leveraged; as you to incur significant losses. Grant Park pays substantial fees and expenses, including fees Grant Park invests in foreign securities, which are subject standards, and political instability. Grant Park’s use of multiple trading advisors may result in with no net change in holdings. You will have no right to participate in the management of The structure and operation of Grant Park involves several Your annual tax liability may exceed cashdistributionsto you. ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT SUITABLE FOR ALL INVESTORS.

4 Grant Park Fund Performance Report April 2011 Grant Park Fund At-A-Glance Product Global Units A and B Units Class 1 3 Account Type Fee-based Commission-based Minimum Investment $5,000 $5,000 Retirement Account $1,000 $1,000 Trading Strategy Traditional, systematic, medium- to long-term trend-trading systematic, pattern recognitionon modelfocusedshorter timeframes. Breakeven Level 4.67% 7.18% Closed to New Redemptions Monthly after 90 daysMonthly after 90 days Penalty No 1.5% on a declining scale 0.5% per quarter Sectors Traded 6 6 Eligibility Varies by state, but not less than $750k net worth or No investor should invest more than 10% of his/her Statistics Statistics Since 1 InceptionCorrelationAnalysis: - Class January 1989 - April 2011 Class 1 AandUnitsS&P Total2 Return Total Fund Assets (A,B, Legacy,$939MGlobal) April 2001 - March 2011 12-Month Return 9.6% 47% Moved in Opposite Directions Average 12-Month Return 18.5% 56 of 120 36-Month Cumulative Return 4.9% Positive Results for34% Both 60-Month Cumulative Return 26.2% 41 of 120 19% Compounded Annualized ROR 14.3% Negative Results for Both 23 of 120 3-Year Compounded Annualized ROR1.6% 5-Year Compounded Annualized ROR4.8% 10-Year Compounded Annualized ROR6.2% Worst Drawdown (5/89 - 10/89)-38.9% Worst Drawdown Last 5 Years (12/08-16.4% 1/10) Average 1-month Gain 6.5% Average 1-month Loss -4.4% # of Winning Months 143 1Class A Units are closed to new investment # of Losing Months 125 Legacy or Global units, which have lower 2 It is not possible to directly invest in Glossary The following glossary may assist prospective investors in prospectus for a more complete glossary of additional terms Average 12-Month: The averageReturn (arithmetic mean) return of all rolling by summing all 12-month period returns and then dividing by the compounding effect of investment returns. Compounded Annualized: ThisRate isof theReturngeometric(ROR) 12-month mean that to arrive at the equivalent compound growth rate reflected in Correlation: This is the tendency for the returns of two assets, such measurement of this statistic (thecancorrelationcoefficient)range from -1 (perfect positive correlation, both moving in the same direction). A and the movement in the portfolio’s performance. Drawdown: A drawdown is any losing period during an investment’s to an equity valley. Maximum drawdown is simply the largest drawdowns are computed based on month-end equity values. Net Asset Value: Thisperis Unitthe total net asset value of a class of units date noted. All charts in this document were c2011 Grant Park